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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 22, 1994

                Date of Report (Date of earliest event reported)

                                ________________


                              SNAP-ON INCORPORATED
             (Exact name of registrant as specified in its charter)

DELAWARE                             1-7724                 39-06622040
(State or other             (Commission File Number)        (IRS Employer
jurisdiction                                                Identification No.)
of incorporation)

                    2801 - 80TH STREET, KENOSHA, WISCONSIN         53140
                    (Address of principal executive offices)     (Zip Code)

                                 (414) 656-5200
              (Registrant's telephone number, including area code)

                            SNAP-ON TOOLS CORPORATION
                   (Former name, if changed since last report)

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Item 5.   OTHER EVENTS.

     On April 22, 1994, the registrant (a) filed a Certificate of Amendment to its Restated Certificate of Incorporation (a copy of which is filed as an exhibit to this report and is hereby incorporated by reference) changing its name from "Snap-on Tools Corporation" to "Snap-on Incorporated" and (b) issued a news release (a copy of which is filed as an exhibit to this report and is hereby incorporated by reference) stating that on April 22, 1994 the stockholders of the registrant approved the proposal (previously approved by the registrant's Board of Directors) to so change the registrant's name.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SNAP-ON INCORPORATED


                                        By:  /s/ Susan F. Marrinan
                                             ----------------------------------
                                             Susan F. Marrinan
                                             Vice President, Secretary and
                                             General Counsel


Dated:  May 5, 1994



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                              SNAP-ON INCORPORATED

                                  EXHIBIT INDEX

                                                                      Sequential
                                                                      Page
Number and Description of Exhibit                                     Number*
- ---------------------------------                                     -------

3(i)    Certificate of Amendment of Restated Certificate                 5
        of Incorporation of registrant filed April 22, 1994

99      News release dated April 22, 1994 issued by registrant           6





























______________
*This information appears only in the manually signed original of the report.



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